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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 17, 1997



                            FORTE COMPUTER EASY, INC.
             (Exact name of registrant as specified in its charter)



            Utah                                      0-25634                           87-0365268
(State or other jurisdiction                        (Commission                       (IRS Employer
of incorporation)                                  File Number)                     Identification No.)


1350 Albert Street, Youngstown, Ohio                                                       44505
(Address of principal executive offices)                                                (Zip Code)


Registrant's telephone number, including area code            (330) 746-3311

                                 Not applicable.
         (Former name or former address, if changed since last report.)
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ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               The board of directors of Forte Computer Easy, Inc., a Utah corporation (the "Company"), approved the engagement of BDO Seidman LLP as independent accountants and auditors of the books of account for the Company and to advise the Company on accounting matters. The Company's engagement of BDO Seidman LLP became effective as of February 17, 1997.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FORTE COMPUTER EASY, INC.



Date: February 19, 1997                     By  /s/ Frank J. Amedia
                                               --------------------
                                                Frank J. Amedia
                                                President